SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: September 1, 1999
                        (date of earliest event reported)



                                EFTC Corporation
               (Exact Name of Registrant as Specified in Charter)



                 Colorado                   0-23332          84-0854616
       (State or other jurisdiction    (Commission File     (IRS Employer
            of incorporation)               Number)       Identification #)
      ------------------------------   ----------------   -----------------


                                9351 Grant Street
                             Denver, Colorado 80229
                     (Address of Principal Executive Office)


                                 (303) 451-8200
              (Registrant's telephone number, including area code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On September 1, 1999, EFTC Corporation, a Colorado corporation ("EFTC"), together with certain of its directly and indirectly wholly owned subsidiaries, sold substantially all of the assets used in the conduct of its business providing hub-based logistics, repair and refurbishment services and "configure to order" services (the "Assets" or the "CTI Companies") to Jabil Circuit, Inc., a Delaware corporation ("Jabil"). The sale of the Assets was made pursuant to the terms of an Asset Purchase Agreement, dated as of August 31, 1999, by and between EFTC, CTLLC Acquisition Corp., a Florida corporation, Circuit Test Inc., a Florida corporation, Airhub Service Group, L.C., a Kentucky limited liability company, and Circuit Test International, L.C., a Florida limited liability company, and Jabil. The terms of the Asset Purchase Agreement were negotiated between the parties at arms' length. The base purchase price for the Assets was $19,000,000, plus (i) a net book value adjustment (which may not exceed $11,000,000) and (ii) an earn-out adjustment based on the earnings before interest, taxes and amortization ("EBITA") in the 12 month period ending August 31, 2000 (not to exceed $2,500,000), both to be determined after the date hereof. If EBITA is less than $4,455,000 (the "EBITA Target") for such twelve-month period, then EFTC will be required to pay Jabil three times the amount by which the EBITA Target exceeds EBITA. If EBITA exceeds the EBITA Target for such twelve-month period, then Jabil will be required to pay EFTC three times the amount of the excess. The maximum amount that either party would be required to pay under the earn-out provision is capped at $2.5 million.

The estimated $20.4 million loss on the sale is based on the preliminary sale proceeds of approximately $29.1 million, reduced for costs associated with the transaction, and the net book value of the assets sold as of June 30, 1999 (including the related deferred tax assets and goodwill). In calculating the loss on sale, EFTC also classified $2.5 million of the proceeds as a contingent liability under the earn-out provisions of the Agreement, thereby increasing the reported loss on sale.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired

         Not applicable.

(b)      Pro Forma Financial Information



                        EFTC CORPORATION AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated financial information has been derived from the historical financial statements of EFTC Corporation ("EFTC") adjusted to reflect the disposition of the CTI Companies. The unaudited pro forma condensed consolidated balance sheet presents the financial position of EFTC as of June 30, 1999, assuming EFTC had completed the sale as of that date. The unaudited condensed consolidated pro forma statements of operations for the six months ended June 30, 1999 and the year ended December 31, 1998 assume the sale of the CTI Companies occurred on January 1, 1998 and include the historical operations of EFTC, adjusted for the pro forma effects of the disposition, excluding the loss on the disposition.

The following unaudited condensed pro forma financial information has been prepared based upon assumptions deemed appropriate by EFTC and is not necessarily indicative of the consolidated financial position or results of operations if the disposition of the CTI Companies had been consummated on the assumed dates and are not necessarily indicative of the actual results of the future operations of EFTC. The unaudited pro forma condensed financial statements should be read in conjunction with the historical consolidated financial statements and the notes thereto for the year ended December 31, 1998, filed with the Company's Annual Report on Form 10-K for such year, and the quarter ended June 30, 1999, filed with the Company's Quarterly Report on Form 10-Q for such quarter.

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

                                        EFTC CORPORATION AND SUBSIDIARIES
                            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                  JUNE 30, 1999
                                                 (in thousands)

                                                                  EFTC
                                                              Consolidated         Pro Forma
                                                               Historical         Adjustments         Pro Forma
                                                              ------------        -----------         ---------
ASSETS
Current assets

      Cash and cash equivalents                                    $    144        $ 28,739 (1)       $ 28,883
      Trade receivables                                              35,395          (4,745)(1)         30,650
      Inventories                                                    60,361          (3,388)(1)         56,973
      Income taxes receivable                                            86               -                 86
      Deferred income taxes                                           5,144            (825)(1)          4,319
      Prepaid expenses and other current assets                       3,495             (42)(1)          3,453
                                                                   ---------       ---------          ---------
            Total current assets                                    104,625          19,739            124,364


Property, plant and equipment, at cost                               42,673          (6,045)(1)         36,628

Less accumulated depreciation                                        (8,856)          1,236 (1)         (7,620)
                                                                   ---------       ---------          ---------
            Net property, plant and equipment                        33,817          (4,809)            29,008
                                                                   ---------       ---------          ---------

Other assets, net                                                     6,072             (72)(1)          6,000
Goodwill, net                                                        44,065         (36,668)(1)          7,397
Deferred income taxes                                                 1,442           1,206 (1)          2,648
                                                                   ---------        --------          ---------
      Total assets                                                 $190,021        $(20,604)          $169,417
                                                                   =========       =========          =========

LIABILITIES AND SHAREHOLDERS'  EQUITY
Current liabilities
      Accounts payable                                             $ 33,120        $   (935)(1)       $ 32,185
      Current portion of long-term debt                               4,330               -              4,330
      Accrued compensation                                            4,791          (1,000)(1)          3,791
      Deposit on inventory finance arrangement                        4,000               -              4,000
                                                                                      2,500 (4)
      Other accrued liabilities                                       1,106            (807)(1)          2,799
                                                                   --------        ---------          ---------
            Total current                                            47,347            (242)            47,105
            liabilities

Long-term debt, net of current portion                               51,014               -             51,014
                                                                   ---------       ---------          ---------
            Total liabilities                                        98,361            (242)            98,119


Shareholders' equity
      Preferred stock, $.01 par value.
      Authorized
            5,000 shares; none issued or outstanding                      -               -                  -
      Common stock, $.01 par value. Authorized
            45,000 shares; issued 15,543 and outstanding                155               -                155

      Additional paid-in capital                                     91,992               -             91,992

      Accumulated deficit                                              (487)        (20,362)(1)        (20,849)
                                                                   ---------       ---------          ---------
            Total shareholders' equity                               91,660         (20,362)            71,298
                                                                   ---------       ---------          --------
            Total liabilities and shareholders' equity             $190,021        $(20,604)          $169,417
                                                                   =========       =========          ========

                   See notes to unaudited pro forma condensed
                       consolidated financial statements.


                                  EFTC CORPORATION AND SUBSIDIARIES
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                 FOR THE YEAR ENDED DECEMBER 31, 1998
                               (in thousands, except per share amounts)


                                                  EFTC
                                              Consolidated         Pro Forma
                                               Historical         Adjustments         Pro Forma
                                              ------------        -----------         ---------

Net sales                                      $226,780            $(40,725)(2)        $186,055
Cost of goods sold                              200,581             (30,154)(2)         170,427
                                               ---------           ---------           ---------

          Gross profit                           26,199             (10,571)             15,628

Selling, general, and administrative                                   (600)(3)
          expense                                23,038              (6,657)(2)          15,781
Amortization of goodwill                          1,564              (1,297)(2)             267
Impairment of fixed assets                        3,342                   -               3,342
Merger costs                                      1,048                   -               1,048
                                               ---------           ---------           ---------

          Operating loss                         (2,793)             (2,017)             (4,810)


Other income (expense):
          Interest expense                       (4,312)              2,315 (3)          (1,997)
          Gain on sale of assets                    134                (131)(2)               3
          Other, net                                162                   -                 162
                                               ---------           ---------           ----------
                                                 (4,016)              2,184              (1,832)


   Income (loss) before income taxes             (6,809)                167              (6,642)

Income tax (expense) benefit                      2,631                (164)(5)           2,467
                                               ---------           ---------           ----------

          Net income (loss)                    $ (4,178)           $      3            $ (4,175)
                                               =========           ==========          ==========

Pro forma information:
          Historical net income (loss)          ($4,178)           $      3             ($4,175)
          Pro forma adjustment to income
                      tax expense                   317                   -                 317
                                               ---------           ---------           ----------
          Pro forma net income (loss)           ($4,495)           $      3             ($4,492)
                                               =========           ==========          ==========
          Pro forma loss per share:
                  Basic                          ($0.31)                                 ($0.30)
                                               =========                               ===========
                  Diluted                        ($0.31)                                 ($0.30)
                                               =========                               ===========
          Weighted average shares
          outstanding:
                  Basic                          14,730                                  14,730
                                               =========                               ===========
                  Diluted                        14,730                                  14,730
                                               =========                               ===========


                   See notes to unaudited pro forma condensed
                       consolidated financial statements.


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


                                    EFTC CORPORATION AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                 FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                (in thousands, except per share amounts)


                                                  EFTC
                                              Consolidated         Pro Forma
                                               Historical         Adjustments         Pro Forma
                                              ------------        -----------         ---------

Net sales                                       $109,016          $(18,469)(2)          $ 90,547
Cost of goods sold                               101,015           (15,114)(2)            85,901
                                                ---------         ---------             ---------
          Gross profit                             8,001            (3,355)                4,646


Selling, general, and administrative                                  (300)(3)
          expense                                 10,066            (2,060)(2)             7,706
Amortization of goodwill                             782              (649)(2)               133
                                                ---------         ---------             ---------

          Operating loss                          (2,847)             (346)               (3,193)


Other income (expense):
          Interest expense                       (2,598)             1,158 (3)            (1,440)
          Other, net                                 90                  -                    90
                                                ---------         ---------             ---------
                                                 (2,508)             1,158                (1,350)


          Income (loss) before income taxes      (5,355)               812                (4,543)

Income tax (expense) benefit                      2,034               (366)(5)             1,668
                                                ---------         ---------             ---------

          Net income (loss)                     ($3,321)          $    446               ($2,875)
                                                =========         =========              ========

Loss per share:
           Basic                                 ($0.21)                                  ($0.21)
                                                =========                                =========
           Diluted                               ($0.21)                                  ($0.21)
                                                =========                                =========
Weighted average shares outstanding:
           Basic                                 15,543                                   15,543
                                                =========                                =========
           Diluted                               15,543                                   15,543
                                                =========                                =========


                   See notes to unaudited pro forma condensed
                       consolidated financial statements.

                        EFTC CORPORATION AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FROMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

A brief description of each pro forma adjustment is provided below and is cross-referenced to the unaudited pro forma condensed consolidated financial statements contained herein.

(1) To eliminate the accounts of the CTI Companies, including related deferred tax assets and goodwill (which originated with the purchase of the CTI Companies by EFTC in 1997), and to adjust cash for the estimated net proceeds of the sale of $29.1 million, less cash included in the sale of $274,000, and to adjust retained earnings for the estimated loss on sale of $20.4 million.

(2)  To eliminate the operations of the CTI Companies.

(3) To adjust for the decrease in interest expense as a result of sale proceeds being used to repay debt, and decreases in corporate charges directly attributable to the CTI Companies.

(4)  To reflect earn out provision payable August 31, 2000.

(5)  To adjust income taxes for effect of nondeductible goodwill.



(c)      Exhibits

         2.1 Asset Purchase Agreement, dated as of August 31, 1999, by and between EFTC Corporation, a Colorado corporation, CTLLC Acquisition Corp., a Florida corporation, Circuit Test Inc., a Florida corporation, Airhub Service Group, L.C., a Kentucky limited liability company, and Circuit Test International, L.C., a Florida limited liability company, and Jabil Circuit, Inc., a Delaware corporation. (The Asset Purchase Agreement contains a detailed list of the schedules and exhibits thereto. All such schedules and exhibits have been intentionally omitted. EFTC will furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.)


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                             EFTC CORPORATION



DATE:  September 16, 1999                    By:    /s/ Stuart W. Fuhlendorf
                                                 -----------------------------
                                             Name:  Stuart W. Fuhlendorf
                                             Title: Chief Financial Officer


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